SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported): Oct 15, 2003


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                   (Depositor)
               (Exact name of registrant as specified in its charter)


                                   on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 2003-1)

Delaware                            333-106848                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

261 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824


               Exhibit Index Appears on Page 3

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Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 2003-1 of the Bombardier Receivables Master Trust I (the Trust) on October 15, 2003 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, information concerning the (i) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust, (ii) amounts payable on account of the Variable Funding Certificate, and (iii) Monthly Servicing Fee payable on account of the Variable Funding Certificate is contained in the schedule attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest distributions made on October 15, 2003 on the Floating Rate Class A Asset Backed Certificates.

        99.2. Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending September 30, 2003 (ii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period, and (iii) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION on Behalf of
                BOMBARDIER RECEIVABLES MASTER TRUST I

                                    /s/Mark Boucher
                                    Name: Mark Boucher
                                    Title:  Treasurer

Dated: Oct 28, 2003

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                                  EXHIBIT INDEX

Exhibit No. Page # Description

99.1        3    Distribution Date Statement relating to interest
                 distributions made on Oct 15, 2003 on the Floating
                 Class A Asset Backed Certificates, Series 2003-1.



99.2        6   Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending September 30, 2003 (ii) the aggregate amount of principal collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.



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
Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 2003-1
Distribution Date:                                         10/15/03
1 Amount of principal paid or distributed:
  (a) Class A Certificates:                                                                                                  0.00
  per $1,000 original principal amount of Class A Certificates                                                               0.00
2 Floating Allocation Percentage for such Collection Period (unweighted average):                                          35.83%
3 Principal Allocation Percentage for such Collection Period:                                                               0.00%
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                            486,666.67
  per $1,000 original principal amount of Class A Certificates                                                               1.22
5.(a) Series 2003-1 Investor Default Amount for such Distribution Date:                                                217,865.47
6. Required Subordination Draw Amount, if any,                                                                               0.00
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                                  0.00
     (b) Amount of Reimbursements of Investor Charge-Offs for the preceding period:                                          0.00
8. Pool Balance at end of related Collection Period                                                                 1,144,588,930
9.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                           400,000,000
  (b) Pool Factor for Class A Certificates:                                                                                  1.00
10. Applicable Interest Rate:
  (a)  LIBOR for the period from the previous Distribution Date to this Distribution Date:                                1.1200%
  (b) Class A Rate:                                                                                                       1.4600%
11.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                              666,667
      (1) Distributed:                                                                                               1,771,805.45
      (2) Balance:                                                                                                           0.00
      (b) Amount of Net Servicing Fee for the preceding Collection Period:                                           1,771,805.45
12.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):                                                                   400,000,000
13.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                           23,280,423
             On this Distribution Date:                                                                                23,280,423
14.  The Incremental Subordinated Amount on the immediately preceding Determination Date                                     0.00
             On this Distribution Date:                                                                                         -
15. The MH incremental Subordinated amount on the immediately preceding Determintation Date:                            8,000,000
            On this distribution date:                                                                                  8,000,000
16.  The Reserve Fund Balance for this Distribution Date:                                                               2,000,000
17.  The Excess Funding Account Balance for this Distribution Date:                                                          0.00
18.  Amount in the Excess Funding Account at the beginning of an Early Amortization Period to be
      distributed as a payment of principal in respect to Class A Certificates                                                  0
19.  The amounts drawn on the Policy for this Distribution Date                                                                 0
20. Collection Account balance with respect to this Distribution Date:                                               1,319,179.54
  Series 2003-1 Interest Payments on Class A Certificates                                                              486,666.67
  Series 2003-1 Investor Defaults (to be remitted to BCI)                                                              217,865.47
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                              103,272.15
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                               49,612.59
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                               91,635.00
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                               52,801.85
  Series 1997-2 Fees (to be remitted to ABN)                                                                            35,347.22
  Series 2000-1 Interest Payments on Class A Certificates                                                                       -
  Series 2000-1 Interest Payments on Class B Certificates                                                                       -
  Series 2000-1 Investor Defaults (to be remitted to BCI)                                                               44,530.80
  Series 2003-2 Interest Payments on Class A Certificates                                                               91,285.78
  Series 2003-2 Investor Defaults (to be remitted to BCI)                                                               53,952.97
  Collection Account Investment Proceeds (to be remitted to BCI)                                                           790.66
  Series 2003-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                 1,418.24
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   719.81
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   531.97
  Series 2000-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                 1,663.72
  Series 2003-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   270.57
  Series 2003-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                              0.00
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                            354.71
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                          9,792.69
  Series 2000-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                              0.00
  Series 2003-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                              0.00

21.  An Early Amortization Event has occurred:                                                                                 NO
22.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the
      average of the month-end Pool Balances for such three-month period is:                                                0.05%
      (Annualized three month average net losses)                                                                           0.62%
23. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                             22.47%
       A Three-Month Payment Rate Trigger has occurred:                                                                        NO
24. Receivables Rate :                                                                                                      8.68%
25. Inventory Aging of the Eligible Pool Balance as of the end of the Collection Period:
                           0-120 days                                                                                      46.31%
                          121-179 days                                                                                      8.24%
                          180-269 days                                                                                     13.30%
                          270-359 days                                                                                     12.14%
                          360-479 days                                                                                      9.42%
                          480 +                                                                                            10.59%
26. Optional removal of Receivables aged greater than 450 days during the related Collection Period                          0.00
27. Amount on deposit in the Excess Funding account and amounts on deposit in the Excess Funding Accounts for all of ther Series at the
   end of the Interest Period as a percentage of assets of the Trust                                                        0.00%
28. Amount of 491 Day Aged Receivables  during Collection Period:                                                      10,409,886
      Cumulative amount of 491 Day Aged Receivables made Ineligible from:
                                                    Aged Ineligibles:                         Optional Removals:         Put Limit:
          June 1, 2003 through September 30, 2003:         50,732,458                                $0                 $66,099,626
      Has an Early Amortization Event Occurred:                                                                                NO
29. Principal Amount of Receivables subject to a Participation Interest at end of Collection Period:                 7,394,909.03
30. Product Line Breakdown                                                Test Level:                      Actual:
         Bombardier:                                                                  40.00%                               32.38%
         Marine:                                                                      45.00%                               22.10%
         Recreational Vehicles:                                                       20.00%                               15.44%
         Other:                                                                       10.00%                                2.19%
         Manufactured Housing:                                                        30.00%                               27.88%
         Lawn & Garden:                                                               10.00%                                0.00%
                 Total:                                                                                                   100.00%
31. Overconcentration Amounts:
      Designated Manufacturer Concentration:                                                                                 0.00
      Industry Overconcentrations:                                                                                           0.00
      Obligor Overconcentrations:                                                                                            0.00
      Manufacturer Overconcentrations:                                                                                       0.00
                 Total Overconcentration Amounts:                                                                            0.00
      Manufactured Housing Percentage:                                                                                     27.88%
      Manufactured Housing Payment Rate:                                                                                   18.19%
32. MH Overconcentration Percentage:                                                                                       30.00%
33. (a) BRMT I Defaulted Amount for Collection Period:                                                                    607,116
     (b) BRMT I Non-Principal Collections Collection Period:                                                            8,926,390
     (c) BRMT I Principal Collections Collection Period:                                                              185,167,458
     (d) BRMT I Recovery Amount for Collection Period:                                                                    286,846
34. Amount of Receivable purchased by the trust at a discount during Collection Period:                                11,544,882
35. Has an automatic Addition of Accounts Occurred:                                                                            NO
36. Pool data on Receivables added as Automatic Account Additions                                                             N/A
Prepared by: Sarah Kirker
Bombardier Capital Inc.

Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                                         10/15/03

For the Collection Period:           09/01/03        through                        09/30/03
Aggregate Non-Principal Collections                                                                                     8,926,390
Aggregate Principal Collections                                                                                       185,167,458
Variable Funding Percentage (unweighted)                                                                                   14.05%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                                          1,805,772
       Principal Collection Distributions:                                                                             31,504,768
Variable Funding Amount as of the last day of the Collection Period:                                                   22,768,031
Variable Funding Default Amount                                                                                           108,216
Monthly Servicing Fee Due                                                                                                 289,036

Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and
Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the
Variable Funding Percentage of such Collections and (ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee.

Prepared by: Sarah Kirker
Bombardier Capital Inc.


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